                                         Dresdner RCM Global
                                         Strategic Income Fund, Inc.
                                         Annual Report





          Directors and Officers
          SIR ROBERT C. COTTON
          DIRECTOR AND CHAIRMAN OF THE BOARD
          SYDNEY, AUSTRALIA

          LUKE D. KNECHT, C.F.A.
          PRESIDENT AND DIRECTOR
          SAN FRANCISCO, CA

          JAMES J. FOLEY
          DIRECTOR
          BELMONT, MA

          LEONARD T. HINDE
          DIRECTOR
          MOSMAN, NSW, AUSTRALIA

          THE EARL OF LIMERICK
          DIRECTOR
          LONDON, ENGLAND

          G. WILLIAM MILLER
          DIRECTOR AND DEPUTY CHAIRMAN OF THE BOARD
          WASHINGTON, DC

          STEPHEN K. WEST
          DIRECTOR
          NEW YORK, NY

          ROBERT J. GOLDSTEIN
          SECRETARY
          SAN FRANCISCO, CA

          JENNIE W. KLEIN
          TREASURER
          SAN FRANCISCO, CA

          Investment Advisor

          DRESDNER RCM GLOBAL INVESTORS LLC
          SAN FRANCISCO, CA



    DRESDNER RCM GLOBAL STRATEGIC INCOME FUND, INC.
    FOUR EMBARCADERO CENTER
    SAN FRANCISCO, CA 94111
    (800) 237-4218


                                                             October 31, 1999

    2520-Q4-10/99

Dresdner RCM Global Strategic Income Fund, Inc.
(Formerly Kleinwort Benson Australian Income Fund, Inc.)
 Report to Shareholders

REPORT HIGHLIGHTS

- Shareholders approve investment mandate changes at Annual Meeting.

- Australian dollar rose from US$0.62 to US$0.64 over the period.

- Australian Inflation edged higher but remained below the Reserve Bank of Australia's 2%-3% target band.

- Australian Reserve Bank of Australia reduces the short-term Cash Target from 5.0% to 4.8%.

- The yield on ten-year Australian government bonds ended the period at 6.6%.

Dear Shareholders,

        This is our first report to you since approval by shareholders of the Fund's restructuring. The changes as approved represent a major transition in the character and structure of the Fund. Speaking on behalf of the Board, we wish to express our resolute belief that these changes were both necessary and desirable in light of today's market environment. Therefore, we will devote the majority of this letter to a summary of the realized and expected benefits as a result of the change that is already underway.

        As you know, shareholders approved a number of changes with respect to the Fund with the goal of improving income and overall value as reflected in the share price. Principal among the changes approved was a broadening of the Fund's investment mandate from a predominately Australian investment portfolio to a global investment portfolio. In light of today's market dynamics, we believe the ability to invest the Fund's assets across a broader range of world bond markets is key to delivering a sustainable high level of income to shareholders. We are pleased to report the transition is already well under way. While market conditions will dictate when the completion of the programmed transition occurs, we are hopeful that the majority of the restructuring will be accomplished by the end of January.

        We will not be able to determine precisely the new level of income until the restructuring is complete. However, based on initial forecasts, the Board recently voted to raise the regular monthly dividend from $0.04 to $0.05 per share. We expect to maintain this level of payout until March 2000, at which time the Board will reconsider the dividend policy for the remainder of the year. We are hopeful that once the restructuring is complete, a further increase in the dividend may be possible. Of course, market conditions will dictate whether an increase is possible.

        We are also pleased to report that it is highly likely that regular dividends paid through the remainder of this fiscal year (October 31, 2000) will be characterized as return of capital and therefore not be subject to U.S. federal income tax. This is the result of the Fund's ability for tax purposes to offset the taxable income we expect the portfolio to earn with the realization of existing accumulated currency losses. These currency losses will be realized for tax purposes during the course of restructuring the portfolio and will not have a financial impact on the portfolio as it is refocused toward a global mandate.

        As you know, the impetus for undertaking these changes was to permit the portfolio to deliver more value to its shareholders in today's market environment. We will measure the success of this initiative two ways. The first is a higher level of sustainable income allowing for a higher dividend rate. As discussed above, this is already well underway and has resulted in an initial dividend increase. The second is the performance of the Fund's share price. While the share price is a result of many factors beyond our control, we believe that by generating a higher level of income per share, more investors will be attracted to the Fund with a resulting positive impact on the share price. We are also committed to raising investor awareness of the Fund.

Dresdner RCM Global Strategic Income Fund, Inc.
(Formerly Kleinwort Benson Australian Income Fund, Inc.)
 Report to Shareholders

        We would like to take this opportunity to once again assure Shareholders that Dresdner RCM has committed considerable effort and resources to avoid difficulties related to Y2K through technological upgrades as well as ensuring that critical vendor systems are also Y2K compliant. In addition, Dresdner RCM reviews and takes into consideration in its investment decision making process, the Y2K preparedness of the companies in which it invests. However, Dresdner RCM recognizes that Y2K problems could adversely affect some companies, therefore investment returns may be temporarily impacted.

        We wish to take this opportunity to thank shareholders for their support of the requested changes and pledge our continuing efforts to bring the highest level of skill and diligence possible to the management of the assets entrusted to our care. The Board of Directors, in conjunction with Dresdner RCM Global Investors, the Fund's investment manager, strongly believes that implementing these changes will produce positive results for our shareholders and look forward to reporting the Fund's progress in future communications.

On behalf of the Board of Directors,

/s/ Sir Robert Cotton

Sir Robert Cotton
Chairman
/s/ Luke D. Knecht

Luke D. Knecht, C.F.A.
President

December 9, 1999

   PORTFOLIO SUMMARY

    At October 31, 1999, the average maturity of the Fund's portfolio was
    5.9 years with an average duration of 4.5 years and a current yield to maturity of 6.9%. Securities rated AAA comprised 80% of the portfolio with the remaining 20% in AA-rated securities.

Dresdner RCM Global Strategic Income Fund, Inc.
(Formerly Kleinwort Benson Australian Income Fund, Inc.)
 Portfolio Management Discussion

        During the twelve months ended October 31, 1999, the total value of the Fund declined slightly, with Australian and New Zealand bonds falling in value. The acceleration of global economic growth led to higher global interest rates, and most developed bond markets suffered the consequences. The Australian currency did gain some ground against the US dollar, mitigating the decline in bond values to some extent. An exposure to New Zealand dollar debt securities was maintained as a diversification. The Fund's interest rate exposure was maintained at close to index levels over the period under review. At
October 31, 1999, the Fund's closing market price was $6.188, a discount of 19.43% to its net asset value of $7.68, a level which we believe reflects the diminished long-term prospects for the portfolio focused as it was exclusively on Australian and New Zealand debt securities.

        For the year ended October 31, 1999, the total return on net asset value of the Fund (with income reinvested) was -0.72%. Over the 1999 fiscal year, the Fund has achieved a superior level of income return to that available on US Treasury securities. However, recent declines in Australian and New Zealand interest rates continued to reduce the Fund's income stream. The Fund generated a current income yield of 6.9% for the twelve months ended October 31, 1999 (based on the Fund's income distribution of $0.43 per share over the period divided by the Fund's closing market price at October 29,1999, the last business day of the 1999 fiscal year).

        A further analysis of the Fund's performance since inception is provided on page 5.

        Throughout the period under review, prospects for global economic recovery improved as many European and Asia economies firmed. At the same time, the US economy remained strong. Bullish expectations of a synchronous cyclical upturn across Europe and Asia, including Japan, led to a rise in commodity markets and fears of higher inflation. However, inflationary pressures in the most structurally sophisticated economies have remained moderate. In the US, domestic consumer price inflation has remained low, but the Federal Reserve nevertheless felt compelled to raise interest rates twice before the end of the period. This was both as a precautionary measure against price inflation and an attempt to curb the continued rally in stocks. Given this macro-economic environment and the overbought levels of the US Treasury market in November 1998, US bond yields trended consistently higher for the twelve month period ended October 31, 1999. This cast a shadow across most of the world's major bond markets, resulting in weak market sentiment for much of the period under review.

        The Australian bond market reflected this weak sentiment over the year to October 31, 1999, with ten-year bond yields rising from just below 5.0% at the beginning of November 1998 to over 6.8% by the end of October 1999. The domestic fundamentals in Australia became increasingly bearish for bonds as the prolonged period of consumer-led growth showed little sign of ending, causing fears of both higher inflation and subsequent counter-inflationary measures from the Reserve Bank. While yield increases such as this are unpleasant in the short run, there is a long-term benefit in the Fund's ability to earn higher levels of income for shareholders. The yield premium over US Treasuries however remained reasonably tight with the range never widening beyond 69 basis points, indicating that the sell-off in Australian bonds was led predominantly by movements in the U.S. Treasury market itself rather than domestic inflationary fears alone. The Reserve Bank of Australia reduced the short-term Cash Target from 5.0% in November 1998 to 4.8%, where the official short-term interest rates stood until October 1999. However, the Reserve Bank of Australia recently signaled a decisive change in policy, from an accommodative to a tightening monetary stance, and the Cash Target was duly raised to 5.0% after its November 2, 1999 meeting.

        The New Zealand bond market sold off broadly in parallel with Australian bonds, with ten-year yields rising from 5.4% to 7.1%. The main driver of short-term interest rates shifted over the period from stimulating the weak domestic economy to the maintenance of control over inflation as economic conditions recovered. As a result,

Dresdner RCM Global Strategic Income Fund, Inc.
(Formerly Kleinwort Benson Australian Income Fund, Inc.)
 Portfolio Management Discussion
cash rates fell to 2.8% in early 1999 only to rise to 4.5% towards the end of the period. The bond market clearly suffered from the upward move in short term rates. As in Australia, the bearish sentiment in the US Treasury market proved of greater significance in causing yields in the New Zealand market to rise.

        The Australian Dollar appreciated marginally over the course of the year, from US$0.62 to US$0.64, closing around the mid-point of its trading range for the period. The phenomenon of a broad range with no long-term directional momentum was the result of conflicting economic and market forces. As the global economic outlook began to recover, the currency benefited from better market sentiment and improved trade with Asian economies. However, the currency received little support from commodity price movements as the Reserve Bank of Australia commodity index remained at depressed levels. Copper and oil prices recovered in line with the improved economic outlook while gold prices fell. The prolonged strength of the domestic economy throughout the period proved a mixed factor for the Australian Dollar as theoretical economic support was offset by a deteriorating trade balance, with the high level of imports being greater in volume than increased exports to Asia.

        The New Zealand Dollar depreciated marginally, falling from US$0.53 to just below US$0.51. The New Zealand currency responded to the same global economic and market factors outlined above with respect to the Australian Dollar. However, domestic fundamental factors in New Zealand were generally weaker than in Australia. The rate of economic growth continued to lag, despite increased hopes of recovery. Finally, aside from domestic factors, the New Zealand Dollar began to suffer from poor market sentiment and illiquidity as investors reduced peripheral market exposure as a result of concerns over the impact of Y2K.

Dresdner RCM Global Strategic Income Fund, Inc.
(Formerly Kleinwort Benson Australian Income Fund, Inc.)
 Performance from Inception through October 31, 1999 (Unaudited)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 INVESTMENT (11/30/86 - 10/31/99)
                                          Market Value   N.A.V.  Sal. US Index  Sal. AUST. Index
11/86                                          $10,000  $10,000        $10,000           $10,000
10/87                                           $9,165  $11,102        $10,041           $11,686
10/88                                          $14,679  $15,899        $11,007           $16,812
10/89                                          $15,010  $15,993        $12,359           $17,137
10/90                                          $14,664  $18,470        $13,075           $20,426
10/91                                          $20,969  $23,178        $14,965           $25,846
10/92                                          $21,388  $22,775        $16,527           $26,002
10/93                                          $23,363  $25,656        $18,687           $29,557
10/94                                          $23,776  $26,482        $17,864           $30,144
10/95                                          $27,518  $31,231        $20,601           $36,488
10/96                                          $30,144  $36,508        $21,669           $43,779
10/97                                          $30,029  $36,162        $23,530           $44,341
10/98                                          $26,276  $34,552        $26,247           $43,264
10/99                                          $26,943  $34,304        $25,869           $43,515

        Since its inception in 1986, the Fund has achieved an average annualized return on market value of 7.97%, on the basis noted below. On a net asset value basis, which measures the performance of the Fund's underlying portfolio, the average annualized return has been 10.00% and has outpaced the Salomon Brothers US Government Bond Index, which has averaged 7.63%. The Salomon Brothers Australian Government Bond Index has averaged 12.05% since the Fund's inception, with the difference between the Fund's net asset value performance and that of the index primarily attributable to the Fund's operating and foreign tax expenses, which neither index is subject to. After adjusting for these expenses, which have averaged 2.13% since inception, the Fund has slightly outperformed the Australian index.

ANNUALIZED PERFORMANCE

                                                                                               10           SINCE
                                                  1 YEAR         3 YEARS       5 YEARS        YEARS        INCEPTION
Fund Market Value (1)                                  2.56%          -3.67%      2.53%         6.02%          7.97%
Fund Net Asset Value (2)                              -0.72%          -1.49%      5.31%         7.93%         10.00%
Salomon Brothers U.S. Gov't Bond Index (3)            -1.44%           6.09%      7.68%         7.66%          7.63%
Salomon Brothers Australian Gov't Bond
  Index (3)                                            0.58%          -0.20%      7.61%         9.76%         12.05%

(1) Based on market value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at reinvestment plan prices.
(2) Based on net asset value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at the ex-dividend date net asset value. This measures the performance of the underlying Fund portfolio and may not be indicative of returns to investors.
(3) The Salomon Brothers US and Australian Government Bond Indices are US$ based unmanaged indices.

Please remember that past performance may not be indicative of future results.

Dresdner RCM Global Strategic Income Fund, Inc.
(Formerly Kleinwort Benson Australian Income Fund, Inc.)
 Portfolio of Investments
 October 31, 1999

PRINCIPAL                                                                                              VALUE
AMOUNT         CURRENCY                 DEBT INVESTMENTS                   COUPON       MATURITY       (US$)
----------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.3%
AUSTRALIAN GOVERNMENT AND SEMI-GOVERNMENT BONDS--63.5%
                           EUROBONDS--42.5%
  2,000,000       A$       State Bank of South Australia                    9.500%      10/15/02    $ 1,374,956
  5,000,000                Australian Industrial Development Corp.          9.250%       2/17/03      3,440,073
  3,300,000                Export Finance & Insurance Corp.                 9.000%       3/26/03      2,258,498
  2,750,000                State Bank of South Australia                   10.500%       6/23/03      1,967,160
  1,500,000                South Australian Government Bond                 7.250%       9/22/03        974,908
  2,500,000                Australian Industrial Development Corp.          8.750%       7/20/04      1,726,144
 14,400,000                Queensland Treasury Corp.                        6.500%       6/14/05      9,122,969
  1,200,000                Treasury Corp. of Victoria                       9.000%       6/27/05        843,029
  1,000,000                Commonwealth Bank of Australia                   9.000%       8/15/05        703,386
  6,000,000                New South Wales Treasury Corp.                   6.500%        5/1/06      3,768,663
 21,500,000                Queensland Treasury Corp.                        6.000%       7/14/09     12,848,937
                                                                                                    -----------
                                                                                                     39,028,723
                                                                                                    -----------
                           DOMESTIC BONDS--21.0%
  6,000,000       A$       Western Australia Treasury Corp.                 8.000%       7/15/03      4,013,739
  4,000,000                Victoria Public Finance Authority               12.500%      10/15/03      3,073,584
  7,500,000                Commonwealth Government Bond                     8.750%       8/15/08      5,446,254
 10,000,000                Commonwealth Government Bond                     7.500%       9/15/09      6,768,461
                                                                                                    -----------
                                                                                                     19,302,038
                                                                                                    -----------
TOTAL AUSTRALIAN GOVERNMENT AND
SEMI-GOVERNMENT BONDS (Cost $60,949,179)                                                             58,330,761
                                                                                                    -----------
                           AUSTRALIAN CORPORATE EUROBONDS--18.7%
  3,500,000       A$       DSL Finance NV                                  10.250%        4/7/00      2,275,691
  6,000,000                Morgan Guaranty Trust Co.                        8.000%       4/18/01      3,928,983
  2,000,000                Bayerische Vereinsbank                           8.750%       5/17/01      1,324,962
  2,000,000                KFW International Finance                        7.250%       2/20/07      1,282,143
  5,000,000                Nederlandse Waterschapsbank NV                   7.000%       3/15/02      3,224,669
  4,000,000                National Australia Bank                          7.000%       7/23/04      2,567,283
  3,500,000                Bayerische Vereinsbank                          10.250%      10/28/04      2,538,953
                                                                                                    -----------
TOTAL AUSTRALIAN CORPORATE EUROBONDS (Cost $19,521,816)                                              17,142,684
                                                                                                    -----------

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
(Formerly Kleinwort Benson Australian Income Fund, Inc.)
 Portfolio of Investments
 October 31, 1999

PRINCIPAL                                                                                              VALUE
AMOUNT         CURRENCY                 DEBT INVESTMENTS                   COUPON       MATURITY       (US$)
----------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS (CONTINUED)
                           NEW ZEALAND EUROBONDS--12.9%
  4,000,000      NZ$       European Investment Bank                         8.500%       5/30/01    $ 2,078,361
  2,000,000                KFW International Finance                        7.500%       11/8/01      1,022,602
  3,000,000                KFW International Finance                        7.625%       4/29/02      1,530,127
  7,000,000                Federal National Mortgage Association            7.250%       6/20/02      3,556,234
  8,400,000                International Bank for Reconstruction and
                            Development                                     5.500%       11/3/08      3,645,346
                                                                                                    -----------
TOTAL NEW ZEALAND EUROBONDS (Cost $12,481,358)                                                       11,832,670
                                                                                                    -----------
                           NEW ZEALAND GOVERNMENT BOND--2.2%
  4,000,000      NZ$       New Zealand Government Bond
                            (Cost $2,215,889)                               7.000%       7/15/09      2,012,699
                                                                                                    -----------
TOTAL PORTFOLIO OF INVESTMENTS 97.3% (Cost $95,168,242)                                              89,318,814
                                                                                                    -----------
                           OTHER ASSETS LESS LIABILITIES--2.7%                                        2,464,465
                                                                                                    -----------
                           NET ASSETS--100.0%                                                       $91,783,279
                                                                                                    ===========

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
(Formerly Kleinwort Benson Australian Income Fund, Inc.)
 Statement of Assets and Liabilities

                                                                OCTOBER 31, 1999        OCTOBER 31, 1998
                                                                -----------------       -----------------
ASSETS:
  Investments, at value (cost $95,168,242 and $98,864,788,
   respectively)                                                   $89,318,814            $ 97,731,879
  Cash on deposit:
    Foreign currency (cost $4,668,923 and $3,265,545,
     respectively)                                                   4,588,424               3,270,877
    US dollars                                                          59,757                  14,711
  Receivable for securities sold                                            --               2,179,814
  Interest receivable                                                2,361,153               2,788,798
  Other assets                                                              --                  14,577
                                                                   -----------            ------------
    Total Assets                                                    96,328,148             106,000,656
                                                                   -----------            ------------
LIABILITIES:
  Payable for securities purchased                                   3,658,588               5,105,157
  Dividends payable                                                    478,183                 537,955
  Investment advisory fee payable                                       54,762                  57,806
  Directors' fees and expenses payable                                   3,290                  23,341
  Other accrued expenses                                               350,046                 229,512
                                                                   -----------            ------------
    Total liablities                                                 4,544,869               5,953,771
                                                                   -----------            ------------
NET ASSETS                                                         $91,783,279            $100,046,885
                                                                   ===========            ============

NET ASSETS:
  Net assets were comprised of:
    Common stock, at $0.001 par                                    $    11,955            $     11,955
    Paid-in capital                                                 97,148,607              98,820,740
                                                                   -----------            ------------
                                                                    97,160,562              98,832,695
  Accumulated distributions in excess of net investment
   income                                                             (826,136)                     --
  Accumulated net realized gain on investment and foreign
   currency transactions                                             1,340,220               2,281,942
  Net unrealized depreciation on investments and other
   assets and liabilities denominated in foreign currencies         (5,891,367)             (1,067,752)
                                                                   -----------            ------------
  NET ASSETS                                                       $91,783,279            $100,046,885
                                                                   ===========            ============
  Shares of common stock issued and outstanding                     11,954,566              11,954,566
                                                                   -----------            ------------
  Net asset value per share                                        $      7.68            $       8.37
                                                                   ===========            ============

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
(Formerly Kleinwort Benson Australian Income Fund, Inc.)
 Statement of Operations

                                                                      FISCAL YEAR ENDED
                                                                         OCTOBER 31,
                                                                ------------------------------
                                                                   1999               1998
                                                                -----------       ------------
NET INVESTMENT INCOME:
  Investment Income:
    Interest and discount earned (net of foreign withholding
     taxes of $172,841 and $233,487, respectively)              $ 6,588,565       $  7,544,594
                                                                -----------       ------------
  Expenses:
    Investment advisory fees                                        684,186            706,840
    Custodian fees                                                  189,083            185,392
    Legal                                                           142,325             22,010
    Directors' fees and expenses                                    111,144            116,795
    Audit and tax services                                           82,510             51,475
    Postage                                                          48,423             31,950
    Printing                                                         37,087             36,920
    Stock exchange listing fee                                       26,220             21,932
    Transfer agent fees                                               6,002             36,920
    Insurance                                                         3,853              2,048
    Miscellaneous                                                     2,020             11,995
                                                                -----------       ------------
      Total operating expenses                                    1,332,853          1,224,277
                                                                -----------       ------------
        Net investment income*                                    5,255,712          6,320,317
                                                                -----------       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
  Net realized gain (loss) on:
    Investment transactions*                                        446,532          2,644,183
    Foreign currency transactions**                              (1,539,131)        (8,266,748)
                                                                -----------       ------------
      Total net realized loss                                    (1,092,599)        (5,622,565)
                                                                -----------       ------------
  Change in unrealized depreciation on:
    Investments*                                                 (8,665,368)        (2,462,722)
    Foreign currency denominated assets and liabilities**         3,841,753         (3,482,886)
                                                                -----------       ------------
      Total net change in unrealized depreciation                (4,823,615)        (5,945,608)
                                                                -----------       ------------
        Net realized and unrealized loss on investments and
         foreign currencies                                      (5,916,214)       (11,568,173)
                                                                -----------       ------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  (660,502)      $ (5,247,856)
                                                                ===========       ============

--------------------------------

*                        Net increase/(decrease) in net assets before foreign
                         currency gain (loss) was ($2,963,124) and $6,501,778,
                         respectively.
**                       Net realized and unrealized foreign currency gain (loss) was
                         $2,302,622 and ($11,749,634), respectively.

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
(Formerly Kleinwort Benson Australian Income Fund, Inc.)
 Statement of Changes in Net Assets

                                                                        FISCAL YEAR ENDED
                                                                           OCTOBER 31,
                                                                ---------------------------------
                                                                    1999                1998
                                                                -------------       -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income                                         $  5,255,712        $  6,320,317
  Net realized loss on investments and foreign
   currency transactions                                          (1,092,599)         (5,622,565)
  Change in unrealized depreciation on investments and
   foreign currency denominated assets and liabilities            (4,823,615)         (5,945,608)
                                                                ------------        ------------
  Net decrease in net assets resulting from operations              (660,502)         (5,247,856)
                                                                ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                      (5,080,691)         (6,455,466)*
  From net realized gain on investments and foreign currency
   transactions                                                   (2,522,413)         (1,888,821)*
                                                                ------------        ------------
  Net decrease in net assets resulting from distributions to
   shareholders                                                   (7,603,104)         (8,344,287)
                                                                ------------        ------------
    Total decrease in net assets                                  (8,263,606)        (13,592,143)
NET ASSETS:
  Beginning of year                                              100,046,885         113,639,028
                                                                ------------        ------------
  End of year (including accumulated undistributed net
   investment income of $0 and $0, respectively)                $ 91,783,279        $100,046,885
                                                                ============        ============

--------------------------------

*                        The Fund redesignated $537,955 from distributions from net investment income to distributions from net realized gain on investments and foreign currency transactions.

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
(Formerly Kleinwort Benson Australian Income Fund, Inc.)
 Financial Highlights

                                                                   FISCAL YEARS ENDED OCTOBER 31,
                                                 -------------------------------------------------------------------
                                                   1999          1998           1997           1996           1995
                                                 --------      ---------      ---------      ---------      --------
PER SHARE DATA:
  Net asset value at beginning of year           $  8.37       $   9.51       $  10.41       $  10.08       $  9.99
                                                 -------       --------       --------       --------       -------
  Net investment income                             0.44           0.53           0.72           0.85          0.84
  Net realized and unrealized gain (loss) on
   investments and foreign currencies              (0.49)         (0.97)         (0.82)          0.79          0.82
                                                 -------       --------       --------       --------       -------
  Total increase (decrease) from operations:       (0.05)         (0.44)         (0.10)          1.64          1.66
                                                 -------       --------       --------       --------       -------
  Distribution to shareholders:
  From net investment income                       (0.43)         (0.54)         (0.78)         (0.89)        (0.89)
  From net realized gains on investment and
   foreign currency transactions                   (0.21)         (0.16)         (0.03)            --            --
                                                 -------       --------       --------       --------       -------
      Total distributions to shareholders          (0.64)         (0.70)         (0.81)         (0.89)        (0.89)
                                                 -------       --------       --------       --------       -------
  Decrease in net assets from capital stock
   transactions                                       --             --             --          (0.39)        (0.65)
                                                 -------       --------       --------       --------       -------
  Offering expenses charged to capital                --             --           0.01          (0.03)        (0.03)
                                                 -------       --------       --------       --------       -------
  Net increase (decrease) in net asset value       (0.69)         (1.14)         (0.90)          0.33          0.09
                                                 -------       --------       --------       --------       -------
  NET ASSET VALUE AT END OF YEAR                 $  7.68       $   8.37       $   9.51       $  10.41       $ 10.08
                                                 =======       ========       ========       ========       =======
  Per share market value at end of year          $ 6.188       $  6.625       $ 8.3125       $  9.125       $ 9.250
                                                 =======       ========       ========       ========       =======
  TOTAL INVESTMENT RETURN (1)                       2.56%        (12.50)%        (0.38)%         9.54%        15.74%
                                                 =======       ========       ========       ========       =======
  Net asset value return (2)                       (0.72)%        (4.45)%        (0.95)%        16.90%        17.93%
                                                 =======       ========       ========       ========       =======
  Net assets at end of year (in 000's)           $91,783       $100,047       $113,639       $124,501       $96,390
                                                 =======       ========       ========       ========       =======
  Number of shares outstanding at end of year
   (in 000's)                                     11,955         11,955         11,955         11,955         9,564
                                                 =======       ========       ========       ========       =======

RATIOS TO AVERAGE NET ASSETS:
  Operating expenses                                1.36%          1.21%          1.14%          1.22%         1.32%
                                                 =======       ========       ========       ========       =======
  Net investment income                             5.38%          6.25%          7.21%          8.22%         8.51%
                                                 =======       ========       ========       ========       =======
  Portfolio turnover                               46.08%         37.05%         26.67%         16.00%        56.55%
                                                 =======       ========       ========       ========       =======

--------------------------------

(1)                      Based on market value per share, adjusted for reinvestment of distributions at reinvestment plan prices and for rights offerings, assuming full subscription by shareholder.
(2)                      Based on net asset value per share, adjusted for
                         reinvestment of distributions at ex-dividend date net asset value and for rights offering, assuming full subscription by shareholder.

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
(Formerly Kleinwort Benson Australian Income Fund, Inc.)
 Notes to Financial Statements
 October 31, 1999

        Dresdner RCM Global Strategic Income Fund, Inc. (formerly Kleinwort Benson Australian Income Fund, Inc.) (the "Fund") was incorporated in Maryland on August 12, 1986 and is registered as a closed-end, non-diversified investment company under the Investment Company Act of 1940, as amended. The Fund now trades under the new name and ticker symbol [DSF].

        Prior to November 12, 1999, the Fund's investment objective was to seek high income primarily through investments in Australian and New Zealand government bonds. The Fund will now seek high income through investments in global debt securities while maintaining an overall investment grade credit quality. The managed use of derivatives and borrowing may also be utilized as additional tools to enhance the Fund's current yield.

1. ACCOUNTING POLICIES

        The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. BASIS OF PRESENTATION:

        The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States using the U.S. dollar as both the functional and reporting currency. (For tax purposes the Fund uses the Australian dollar as its functional currency -- see TAXES.) The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

B. INVESTMENT VALUATION:

        Investment securities are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price on the date of valuation, then investments are valued at the most recently available sales price or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

        Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

C. FOREIGN CURRENCY TRANSLATION:

        The books and records of the Fund are maintained in U.S. dollars. Australian dollar ("A$") and New Zealand dollar ("NZ$") amounts are translated into U.S. dollars ("US$") on the following basis:

         (i) market value of investment securities and other assets and liabilities -- at the current prevailing rate of exchange.

Dresdner RCM Global Strategic Income Fund, Inc.
(Formerly Kleinwort Benson Australian Income Fund, Inc.)
 Notes to Financial Statements
 October 31, 1999

1. ACCOUNTING POLICIES (CONTINUED)

         (ii) purchases and sales of investment securities and income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

        The investment securities of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund isolates that portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period.

        The foreign currency transactions element of net realized gains or losses represents net foreign exchange gains or losses from the disposition of portfolio securities, foreign currencies and forward currency contracts and net currency gains or losses realized between the trade and settlement dates on security transactions between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The foreign currency denominated assets and liabilities element of the change in unrealized appreciation or depreciation represents the change in the value of portfolio securities, foreign currencies, and other assets and liabilities arising as a result of changes in foreign exchange rates.

        The Australian and New Zealand dollar exchange rates at October 31, 1999, and October 31, 1998, were US$0.6378 to A$1.00 and US$0.5069 to NZ$1.00, and US$0.6253 to A$1.00 and US$0.5296 to NZ$1.00, respectively.

D. MARKET AND CURRENCY RISK:

        Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability. The abilities of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a particular country.

E. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

        Investment security transactions are recorded on the trade date. Realized and unrealized gains and losses on investments and foreign currencies are calculated on the identified cost basis. Interest income is recorded on the accrual basis and interest receivable is reflected in the Statement of Assets and Liabilities net of accrued withholding taxes. Premiums and discounts on debt securities are amortized over the life of the security.

F. FORWARD CURRENCY CONTRACTS:

        The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward contract is a commitment to purchase or sell a

Dresdner RCM Global Strategic Income Fund, Inc.
(Formerly Kleinwort Benson Australian Income Fund, Inc.)
 Notes to Financial Statements
 October 31, 1999

1. ACCOUNTING POLICIES (CONTINUED)

foreign currency at a future date at a negotiated forward rate. Forward currency contracts are valued based on the current forward rate of exchange. Fluctuations in the value of such contracts are recorded as unrealized foreign exchange gain or loss.

G. DIVIDENDS AND DISTRIBUTIONS:

        The Fund declares and pays dividends of net investment income on a monthly basis. Distributions of net realized capital gains, if any, are made annually. Dividends and distributions are recorded on their ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ with generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment; temporary differences do not require a reclassification.

        The Fund accounts for and reports distributions to shareholders in accordance with the Statement of Position 93-2: "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement for the years ended October 31, 1999 and 1998 was to decrease undistributed net investment income by $1,001,157 and $164,183 and increase undistributed capital gain by $2,673,290 and $8,444,975 and decrease paid in capital by $1,672,133 and $8,280,792. The adjustments are primarily attributable to re-designation of foreign currency gains/losses for tax purposes. Net investment income, net realized gains and net assets of the Fund were not affected by these changes.

H. TAXES:

        For Federal income tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of A$ into US$ or NZ$ into A$ or US$ are recognized for tax purposes.

        No provision has been made for U.S. income taxes because it is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute, within allowable time limits, all of its taxable income to shareholders. As the Fund uses the Australian dollar as its functional currency for tax purposes, there are character differences between taxable income and net investment income and net realized gain (loss) on investments and foreign currencies as computed for financial statement purposes. Australia imposes a withholding tax of 10% on most interest and discount earned. Eurobonds and New Zealand government bonds are generally not subject to withholding taxes.

Dresdner RCM Global Strategic Income Fund, Inc.
(Formerly Kleinwort Benson Australian Income Fund, Inc.)
 Notes to Financial Statements
 October 31, 1999

2. AGREEMENTS

        The Fund's Advisory Agreement with Kleinwort Benson Investment Management Americas Inc., the Investment Advisor, provides for a fee, computed weekly and payable monthly, at an annual rate of 0.70% of the Fund's average annual net assets up to $100,000,000 and at 0.65% thereafter. For the years ended October 31, 1999 and 1998, the Investment Advisor earned $684,186 and $706,840, respectively.

        On October 15, 1999 stockholders approved the appointment of Dresdner RCM Global Investors LLC as the Fund's Investment Advisor and Kleinwort Benson Investment Management Americas Inc., as the Fund's sub-advisor, on substantially the same terms and fee structure.

3. PORTFOLIO TRANSACTIONS

        Purchases of investment securities, other than short-term investments, for the year ended October 31, 1999 and 1998, aggregated $43,962,146 and $36,608,281, respectively. Sales of investment securities, other than short-term investments, totaled $46,272,432 and $37,573,285, respectively. The portfolio of investments at October 31, 1998, was substantially the same in terms of types of investments to that included herein for October 31, 1999.

        The U.S. Federal income tax basis of the Fund's investments and foreign currency cash deposits at October 31, 1999 and 1998, was as listed below.

                                                  OCTOBER 31, 1999        OCTOBER 31, 1998
                                                  -----------------       -----------------
Tax cost basis                                       $89,491,994             $89,116,171
                                                     ===========             ===========
Unrealized appreciation                              $ 2,377,566             $ 9,314,574
Unrealized depreciation                               (2,550,746)               (149,876)
                                                     -----------             -----------
Net unrealized appreciation/(depreciation)           $  (173,180)            $ 9,164,698
                                                     ===========             ===========

4. CAPITAL STOCK

        There are 100 million shares of $0.001 par value common stock authorized and 11,954,566 such shares outstanding. There were no transactions in the Fund's capital stock for the years ended October 31, 1999 and 1998.

5. SUBSEQUENT EVENT

        Subsequent to year-end, in accordance with the changes in the investment mandate, the Fund liquidated approximately 90% of the portfolio securities as of December 10, 1999. As a result, the Fund realized net losses of $5,518,354. The Fund's net asset value per share was $7.69 at December 10, 1999 compared to $7.68 at October 31, 1999.

Dresdner RCM Global Strategic Income Fund, Inc.
(Formerly Kleinwort Benson Australian Income Fund, Inc.)
 Report of Independent Accountants

To the Board of Directors and Shareholders of the Dresdner RCM Global Strategic Income Fund, Inc.

        In our opinion, the accompanying statement of assets and liabilities, including the October 31, 1999 portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dresdner RCM Global Strategic Income Fund, Inc. (formerly Kleinwort Benson Australian Income Fund, Inc.) (the "Fund") at October 31, 1999 and 1998, the results of its operations and the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years in the period ended October 31, 1999 in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 and 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

December 10, 1999

Dresdner RCM Global Strategic Income Fund, Inc.
(Formerly Kleinwort Benson Australian Income Fund, Inc.)
 Dividend Reinvestment and Cash Purchase Plan
 Foreign Tax Credits (Unaudited)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

        The Fund offers to shareholders a Dividend Reinvestment Plan which provides participants with a prompt and simple way to reinvest their income dividends and capital gain distributions in additional Fund shares. If you choose to participate in the Plan, your income dividends and capital gain distributions will automatically be reinvested in Fund shares at the lower of market price or net asset value, at up to a 5% discount for market price, on valuation date. The Plan also includes a Cash Purchase option which provides Reinvestment Plan participants with the opportunity to make additional cash investments in Fund shares directly through the Plan Agent.

        The Plan is entirely voluntary and, subject to the terms and conditions of the Plan, you may join or withdraw at any time. A brochure with more information, including the full terms and conditions, and an application is available from the Plan Agent, Boston EquiServe, telephone (800) 730-6001.

        If you wish to participate and your shares are registered in your name, simply complete and return the application form. If your shares are held in the name of a brokerage firm, bank or other nominee, your shares may need to be re-registered in your own name in order for you to participate. Please consult your broker to determine what needs to be done to arrange for you to join the Plan.

FOREIGN TAX CREDITS

        The Fund will generally elect to treat all foreign taxes paid by it as having been paid proportionately by its shareholders. As a result, the Form 1099-DIV's issued to shareholders by the Fund will likely include an amount of foreign taxes paid by the Fund on the behalf of its shareholders. Shareholders can generally use the foreign tax amount to either claim a deduction or a tax credit on their U.S. Federal tax return.

        The Fund issues its 1099-DIV tax forms in January of each year. In February, the Fund will inform shareholders of the breakdown between foreign taxes, dividends and distributions paid for the preceding calendar year. Shareholders whose shares are held in "street name" should contact their broker for foreign tax credit reporting information.

TAX INFORMATION

        In accordance with United States federal income tax regulations, a summary for the fiscal year ended October 31, 1999, of the dividends and distributions paid for Federal income tax purposes on a per share basis is listed on the next page.

Dresdner RCM Global Strategic Income Fund, Inc.
(Formerly Kleinwort Benson Australian Income Fund, Inc.)
 Dividend Reinvestment and Cash Purchase Plan
 Foreign Tax Credits (Unaudited)

        PLEASE NOTE THAT IF YOU REPORT FOR FEDERAL INCOME TAX PURPOSES ON A CALENDAR YEAR BASIS, AMOUNTS WHICH SHOULD BE INCLUDED IN YOUR 1999 RETURN SHOULD BE BASED ON FORM 1099 WHICH WILL BE PROVIDED TO YOU IN JANUARY 2000. THOSE FORM 1099'S WILL BE BASED ON CALENDAR YEAR TAX INFORMATION WHICH WILL VARY FROM THAT REPORTED BELOW:

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------
    Dividends                                                   $0.425
    Long-term Capital Gains                                      0.211
    Foreign Taxes (Australia)                                    0.013
                                                                ------
    Total Distributions                                         $0.649
                                                                ======
DISTRIBUTIONS BY SOURCE:
------------------------------------------------------------
    Ordinary Income, Foreign Source:
      Australia                                                 $0.387
      New Zealand                                                0.051
                                                                ------
      Total Foreign Source                                       0.438
                                                                ======
    Total Ordinary income                                        0.438
    Long-term Capital Gains                                      0.211
                                                                ------
    Total Distributions                                         $0.649
                                                                ======

Dresdner RCM Global Strategic Income Fund, Inc.
(Formerly Kleinwort Benson Australian Income Fund, Inc.)
 1999 Annual Stockholders' Meeting Results
 (Unaudited)

        The following matters were submitted to a vote of stockholders at the Fund's 1999 Annual Meeting of Stockholders held on October 15, 1999 as adjourned and reconvened on October 28, 1999 and November 12, 1999, respectively:

To amend the Fund's investment mandate and corresponding investment policies and restrictions.

        The votes were cast:         For (5,950,415)                     Against
(1,961,206)                                            Abstain (170,876)

To amend the Fund's investment restrictions on senior securities and related restrictions on commodity contracts, margin and short sales.

        The votes were cast:         For (5,840,323)                     Against
(2,500,038)                                            Abstain (229,447)

To amend the Fund's investment restriction to permit securities lending.

        The votes were cast:         For (6,314,346)                     Against
(1,501,004)                                            Abstain (267,146)

To approve a new Investment Advisory Agreement between the Fund and Dresdner RCM Global Investors LLC.

        The votes were cast: For (7,867,398) Against (759,866) Abstain (219,334) Broker non-votes (153,858)

To approve a Subadvisory Agreement among Dresdner RCM Global Investors LLC, Kleinwort Benson Investment Management Americas Inc. and the Fund.

        The votes were cast: For (7,820,649) Against (798,394) Abstain (227,555) Broker non-votes (153,858)

To elect two Class II Directors, each to hold office for a term of three years and until his successor is duly elected and qualified.

        Luke D. Knecht
        The votes were cast:         For (7,199,024)                    Withheld
(1,362,549)                                           Broker non-votes (153,858)

        Stephen K. West
        The votes were cast:         For (7,189,105)                    Withheld
(1,372,462)                                           Broker non-votes (153,858)

The terms of office for the following Directors continued after the meeting: Sir Robert C. Cotton, James J. Foley, The Earl of Limerick, Leonard T. Hinde and G. William Miller.

To ratify the selection of PricewaterhouseCoopers LLP as Independent Accountants for the Fund for the fiscal year ending October 31, 1999.

        The votes were cast: For (7,946,934) Against (489,462) Abstain (116,177) Broker non-votes (153,858)

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